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                                                                   Exhibit 10.21

                             SIXTH AMENDMENT TO THE
                 BIRDS EYE FOODS MASTER SALARIED RETIREMENT PLAN

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          This amendment is adopted by Birds Eye Foods, Inc., a corporation duly formed and existing under and by virtue of the laws of the State of Delaware (referred to herein as the "Employer").

                                   WITNESSETH

          WHEREAS, the Employer has adopted the Birds Eye Foods Master Salaried Retirement Plan (the "Plan") which was amended and restated effective January 1, 2001, and

          WHEREAS, the Employer has reserved the right pursuant to Section 10.1 of the Plan to amend it at any time, and

          WHEREAS, the Employer now wishes to amend the Plan;

          NOW, THEREFORE, the Plan is hereby amended effective as of March 28, 2005 by revising Paragraph (f) of Section 6.1 to read as follows:

     "If any benefit payable under the Plan has a single-sum Actuarial Equivalent present value which is less than or equal to $5,000 or such other amount as provided in Code Section 411(a)(11), such payment shall be made in the form of an Actuarially Equivalent lump-sum basis without the Participant's consent; provided, however, that if the single-sum Actuarial Equivalent present value is greater than $1,000, then the lump-sum payment to the Participant or an eligible retirement plan designated by the Participant shall be made only if the Participant elects in writing on forms provided by the Plan Administrator for such payment or transfer to an eligible retirement plan. The Actuarial Equivalent present value shall be based on the benefit otherwise payable at the Participant's Normal Retirement Date but shall not be less than the value as of the commencement date in the case of a Participant who is eligible for an Early Retirement Benefit. A Participant who terminates employment at a time when he is not vested in any portion of his employer-provided benefits shall be deemed to have received a lump sum payment of his full accrued benefit attributable to his employer-provided benefit as of the date of termination."

IN WITNESS WHEREOF, this Amendment has been executed this 25 day of August, 2005.

                                           BIRDS EYE FOODS, INC.


                                           By: /s/ Lois Warlick-Jarvie
                                               ---------------------------------
                                           Title: Vice President Human Resources


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